Presentation to Public Lenders November 30, 2006 Exhibit 99.1

2 2
Safe Harbor
Safe Harbor
Statements contained in this presentation that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,”
“should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the Company’s actual results could differ materially from those projected in its forward-looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the Company’s annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Aleris Overview Steve Demetriou Chairman & Chief Executive Officer

15 15
Aleris Today
Aleris Today
Global Rolled & Extruded Products
North America Europe
Produces rolled
aluminum products
Major customers –
Ply Gem Industries,
Great Dane,
Gentek, Ryerson
Driven by building
and construction,
consumer durables
and transportation
Produces rolled
aluminum and
extruded products
Major customers –
Airbus, Embraer,
Boeing, Audi,
Bosch
Driven by
aerospace,
automotive and
general industrial
Recycles aluminum
dross and scrap
Major customers –
Alcoa, Novelis,
Arco, Hydro
Driven by rigid
container and
common alloy
sheet consumption
Recycles and
processes
aluminum-based
spec alloys
Major customers –
GM, BMW,
DaimlerChrysler,
Ford, Nissan
Driven by
aluminum usage in
automotive sector
Global Recycling
Recycling Spec Alloy
Recycles zinc-bearing materials to
produce zinc oxide, zinc dust and
zinc metal
Major customers – Goodyear,
Bridgestone, Dow Agri, Michelin,
Carboline
Driven by castings, auto sectors
and galvanized steel consumption
Global Zinc
Revenue $3,765
Adjusted EBITDA (1) 424
% margin 11.3%
Revenue $1,375
Adjusted EBITDA (1) 110
% margin 8.0%
Revenue $466
Adjusted EBITDA (1) 57
% margin 12.2%
Note:  Data represent LTM 9/30/06.  Does not adjust for $33 million of intercompany revenue and $71 million of corporate overhead.
(1)  Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.
($ in millions)

16 16
$424
$406
$94
$0
$75
$150
$225
$300
$375
$450
2004 2005 LTM 9/30/06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
Adjusted EBITDA LME prices
Global Rolled and Extruded Products Overview
Global Rolled and Extruded Products Overview
Leading positions in technically
sophisticated applications
Produces aluminum sheet, plate and
fabricated products
Proprietary manufacturing process and
competitive advantage in servicing high-
margin, growing end uses
Developed over 130 process and alloy
patent families
#1 or #2 in most major end-uses served
($ in millions)
Leading platform with opportunity for continued expansion
Leading platform with opportunity for continued expansion
(1) Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.
(2) Pro forma for Commonwealth merger only.
(3) Pro forma for the 2005 Acquisitions and the
Corus-Acquisition.
Also includes Corus synergies and the estimated full year impact of the
Ormet-acquisition.
(2)
(3) (3)
Pro Forma Adjusted EBITDA
(1)
Pro Forma Adjusted EBITDA
(1)

17 17
Commitment to aerospace drives revenue and margin expansion
Commitment to aerospace drives revenue and margin expansion
Strong Fundamentals in Aerospace Segment
Strong Fundamentals in Aerospace Segment
Koblenz EBITDA Analysis
Koblenz EBITDA Analysis
Note:  Airplane deliveries reflect Airbus and Boeing shipments only.
Source: The Airline Monitor
Customer base generated consistent
cash flow at Koblenz during 2001-2004
aerospace downturn
Leading aerospace supplier
Airbus – 2005 Supplier of the Year
Embraer – lead supplier
Boeing – growing share
Koblenz hot mill adds leading
technology and needed capacity
Strong aircraft delivery forecast
through 2010
Commercial Airplane Projected Deliveries
Commercial Airplane Projected Deliveries
1,065
1,085
825
910
1,000
600
750
900
1,050
1,200
2006E 2007E 2008E 2009E 2010E
789
650
669
833
789
600
575
300
420
540
660
780
900
2000 2001 2002 2003 2004 2005 LTM
9/30/06
Total Airplane Deliveries Koblenz EBITDA

18 18
$69
$71
$110
$0
$20
$40
$60
$80
$100
$120
2004 2005 LTM 9/30/06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
Adjusted EBITDA LME prices
Global Recycling Overview
Global Recycling Overview
Leading recycler of aluminum and
manufacturer of specification alloys
serving customers in North America,
Europe and South America
North American recycling and spec
alloy business experienced strong
rebound in 2006
Significant upside opportunity for
rebound in Europe and Mexico
Exploring opportunities with customers
in Asia
Recycling expected to remain strong
given relatively high power costs
($ in millions)
Solid fundamentals with new opportunity for growth
Solid fundamentals with new opportunity for growth
(1) Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.
(2) Historical as reported.
(3) Pro forma for 2005 Acquisitions.
(2)
(3) (3)
Pro Forma Adjusted EBITDA
(1)
Pro Forma Adjusted EBITDA
(1)

19 19
Global Zinc Overview
Global Zinc Overview
Recycles zinc metal for use in the
manufacture of galvanized steel and
produces value-added zinc products,
primarily zinc oxide and zinc dust
Global expansion underway in China;
plant operational in 4Q07
Zinc in short supply worldwide;
fundamentals expected to remain strong
for foreseeable future
Exploring opportunities to lock in zinc
price for next several years
($ in millions)
Zinc provides additional diversification
Zinc provides additional diversification
Adjusted EBITDA
(1)
Adjusted EBITDA
(1)
$57
$23
$16
$0
$14
$28
$42
$56
$70
$84
2004 2005 LTM 9/30/06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
Adjusted EBITDA LME prices
(1) Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.

21 21
(1) (1)
$157
$131
$66
$95
$292
$25
$46
$520
$0
$100
$200
$300
$400
$500
$600
2004 Pro Forma 2005
Acquisitons
Cost Savings +
Organic Growth
2005 Pro Forma Corus
Acquisition
Expected Corus
Synergies
Cost Savings +
Organic Growth
LTM 9/30/06 Pro
Forma
Common-
wealth
IMCO
Management Has Achieved Remarkable Growth
Management Has Achieved Remarkable Growth
(1)   Includes full year effect of acquisitions.
Adjusted EBITDA Bridge
Adjusted EBITDA Bridge
Acquisitions and productivity drive growth
Acquisitions and productivity drive growth
($ in millions)

22 22
Initiatives Continue to Further Differentiate
Initiatives Continue to Further Differentiate
Performance and Mitigate Downside
Performance and Mitigate Downside
Relentless drive for productivity
Six Sigma, CIP, best practices, Rapid Transformation
Synergies from acquisitions
Closure of high cost manufacturing facilities
Leverage expanded research and development capabilities
Pursue higher value-added products
Lead direct chill to continuous cast product conversion
Expand coated product position
Develop new applications for existing products
Drive step change in speed and flexibility
Continue to enhance service offering
Maximize benefits from integrated supply chain
Reduce cycle times
Continue to pursue acquisitions to grow and optimize unit cost
Continue to drive the fundamentals
Continue to drive the fundamentals

23 23
$25
$35
$50
$65
$71
$0
$25
$50
$75
$100
Merger May-05 Dec-05 Aug-06 9/30/06 run
rate
Recent Results Prove Out Strategy
Recent Results Prove Out Strategy
201
214
239
240
259
238
181
0
50
100
150
200
250
300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Volume Material Margin
Pro Forma Adjusted EBITDA
(1)
Pro Forma Adjusted EBITDA
(1)
Original Merger Synergies
(1)
Original Merger Synergies
(1)
Material Margins
(1)
Material Margins
(1)
Pro Forma Revenues
Pro Forma Revenues
(1)  For Rolled Products North America.  Excludes acquisitions.
Source:     Company management; public filings
$4,713
$5,112
$5,573
$4,562
$0
$1,500
$3,000
$4,500
$6,000
2005 LTM 3/31/06 LTM 6/30/06 LTM 9/30/06
Aleris Corus
$442
$452
$492
$520
$0
$150
$300
$450
$600
2005 LTM 3/31/06 LTM 6/30/06 LTM 9/30/06
Aleris Corus
(1) Figures include 2005 Acquisitions and Corus Acquisition. Please see reconciliation of pro forma net income / (loss) to pro forma EBITDA and Adjusted EBITDA on slide 44.
(1)  Represents estimates for synergies to be realized during 12-24 month period following the original merger.
($ in millions)

24 24
Corus Acquisition added key senior executives with significant industry experience
Recent promotions of Sean Stack and Alfred Haszler enhance the management team
Scott McKinley adds further financial discipline in the treasury function
Other acquisitions add management talent
Continued
Strengthening
of the Team
Reduced
Commodity
Exposure
Approximately 72% of the Company’s revenue is “pass through” in nature
Hedges utilized to lock in margin exposure
Key Tenets of the Aleris Strategy
Key Tenets of the Aleris Strategy
Diversify and enhance business mix
Continue drive to reduce unit costs
Make acquisitions at attractive purchase price multiples
Deliver
Accretive
Acquisitions
Leading industry positions in North America and Europe
No regional end-use accounts for more than 20% of revenue
Zinc business provides further diversification
Continue
to Diversify
Business Model
Merger savings targets have been increased three times since original levels
Synergies from 2005 Acquisitions have exceeded expectations with additional cost savings possible
Drive Six Sigma, CIP and Rapid Transformation
2005 Acquisitions & Corus Acquisition synergies should decrease operating expenses over next few years
Relentless Drive
for Productivity
Improvements

25 25
Area
December 2004
Original Target
(1)
August 2006
New Target
(1)
3Q 2006
Run Rate Actions
Metal sourcing $5 $14 $20
Freight/scrap mix optimization
Collect more customer scrap
Staff reductions
Base loading concept
Non-metal purchasing 5 7 6 Casualty/property insurance
Freight
Vendor consolidation
Manufacturing 5 23 25 Staff reductions
Lewisport initiatives
Ohio improvements
Six Sigma
Rapid Transformation
Shared services 10 21 20 Staff reductions
IT
Leases
Benefits redesign
Total $25 $65 $71
Merger Productivity & Synergy Realization
Merger Productivity & Synergy Realization
Manufacturing and metal sourcing gaining momentum
Manufacturing and metal sourcing gaining momentum
($ in millions)
(1) Represents estimates for synergies to be realized during 12-24 month period following the original merger.

26 26
Tomra ALSCO Ormet Alumitech
Pro Forma
Combined
Purchase Price $19 $145 $100 $29 $293
Original Expected
Adjusted EBITDA
(1)
$7 $37 $30 $8 $82
Expected Purchase
Price Multiple
2.7x 3.9x 3.3x 3.6x 3.6x
Current Estimate
Adjusted EBITDA
(2)
$9 $39 $31 $12 $91
Revised Purchase
Price Multiple
2.2x 3.7x 3.2x 2.4x 3.2x
2005 Acquisitions Overview
2005 Acquisitions Overview
(1) EBITDA includes synergies and reflects management’s estimate of the annual impact of these acquisitions to Aleris’s adjusted EBITDA at the time of the acquisition.
(2) EBITDA includes synergies and reflects management’s current estimate of the annual impact of these acquisitions to Aleris’s adjusted EBITDA.
Outperforming expectations
Outperforming expectations
($ in millions)

27 27
Area
Synergy
Targets Actions
Metal sourcing $5
Scrap supply
Primary aluminum supply
Global hedging position
Coil supply to Cap-de-la-Madeleine
Non-metal purchasing 5
Global spend
Manufacturing 10
Predictive maintenance
Six Sigma
Best practice translation
Ormet equipment to Cap-de-la-Madeleine
Shared services 5
Consolidate back office functions
Integration of North American operations
IT platform consolidation
Total $25
Corus Aluminum Synergy Opportunities
Corus Aluminum Synergy Opportunities
($ in millions)

28 28
Reduced Commodity Exposure
Reduced Commodity Exposure
“Pass through” of metal costs; no price caps
Conversion fee-based revenue model
Hedging focused on metal margins
P&L impact of FIFO inventory
Manage margin through LME hedging at extruded/fab products
Global Rolled and
Extruded Products
Tolling
– No metal risk
– Reduced working capital
– ~52% of merchant shipments
Buy/sell
– Scrap procurement prior to sales agreements
– Minimal usage of hedges
Global Recycling
Natural gas hedged with contract adjustments and forward positions
~61% hedged remainder of 2006 and ~13% hedged for 2007 at 23% below current market price
Actively hedging transactional currency exposure
Energy/Currency
Global Zinc
Hedging focused on metal margins
Investigating strategies to lock in currently high zinc prices

29 29
Business Model Mitigates LME Fluctuations
Business Model Mitigates LME Fluctuations
$0.83
$1.10
$1.20
$1.13
$0.94
$0.81
$0.86
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
LME Cash Material Margin
Stable material margins despite LME fluctuations
Stable material margins despite LME fluctuations
Note:        Material margin for Rolled Products North America. Excludes acquisitions.
Source:   Company filings and management estimates

30 30
Significant Geographic and End-Use
Significant Geographic and End-Use
Diversification
Diversification
Note: Geographic and end-use data exclude corporate revenue; charts depict FY 2005.
Source:     Company filings and management estimates
Geography
Geography
Other
2%
North America
58%
Europe
36%
Asia
4%
Pro Forma Aleris
Pro Forma Aleris
End-use
End-use
Euro Automotive
16%
Packaging
11%
Other
13%
Aerospace
6%
Engineering
4%
Distribution
12%
Other
Transportation
5%
N.A. Automotive
7%
Euro Building &
Construction
6%
N.A. Building &
Construction
20%
End-use diversity mutes cyclical downturns
End-use diversity mutes cyclical downturns

31 31
Continued Strengthening of the Team
Continued Strengthening of the Team
Note:  Blue boxes represent new hires, yellow boxes represent existing management in new positions.
Bob Holian
SVP & Controller
Mike Friday
EVP & Chief
Financial Officer
Scott McKinley
SVP & Treasurer
Scott Stewart
Dir. of Global
Risk Management
Chris Clegg
SVP, General Counsel
& Secretary
Steve Demetriou
Chairman & Chief
Executive Officer
Mike Hobey
VP, Corporate
Development
John Wasz
EVP & President,
Rolled Products - N.A.
Sean Stack
EVP & President,
Europe
Bob Pence
VP,
Global Tax
Alan Dick
VP,
Metals Management
Alfred Haszler
SVP & Pres., Rolled
Products - Europe
Ed Hoag
VP/GM,
Specification Alloy
Terry Hogan
VP/GM,
Aluminum Recycling
Bill Parr
VP, Global Integration
& Strategic Planning

Historical Financial Review Mike Friday EVP & Chief Financial Officer

33 33
Recent Business Performance
Recent Business Performance
Note:  Figures include 2005 Acquisitions and Corus Acquisition.
Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.
($ in millions)
Significant improvement across all business lines
Significant improvement across all business lines
LTM 3/31/06 LTM 6/30/06 LTM 9/30/06
Adjusted
EBITDA
1Q06 / 4Q05
growth
Adjusted
EBITDA
2Q06 / 1Q06
growth
Adjusted
EBITDA
3Q06 / 2Q06
growth
Global Rolled and Extruded Products $400 (1.5%) $413 3.3% $424 2.7%
Global Recycling 79 11.3 96 21.5 110 14.6
Global Zinc 33 43.5 48 45.5 57 18.8
Corporate  (60) 3.4 (65) 8.3 (71) 7.7
Total $452 2.3% $492 8.8% $520 5.7%

34 34
LTM Adjusted EBITDA Reconciliation
LTM Adjusted EBITDA Reconciliation
Note:  Please see reconciliation of pro forma segment income to pro forma segment EBITDA and Adjusted segment EBITDA on slide 45.
(1) Reflects remaining benefit to be realized related to the Carson closure.
(2) Reflects expected benefit to be realized in 4Q06.
(3) Pro forma for two months of Alumitech EBITDA.
(4) Includes benefit of ten months of Corus prior to the acquisition plus $25 million in synergies.
(5) $25 million related to the Carson closure.  Includes cash charges of $8 million.
($ in millions)
Aleris ALSCO
(1)
Ormet
(2)
Alumitech
(3)
Corus
(4)
Pro Forma
Aleris
Global Rolled and Extruded Products $257 $5 $5 $157 $424
Global Recycling 109 $1 110
Global Zinc 57 57
Corporate (71) (71)
LTM 9/30/06 Adjusted EBITDA $352 $5 $5 $1 $157 $520
Non-cash ineffective hedges (15)
Loss on extinguishment of debt (54)
Realized hedging gain 10
One-time restructuring costs
(5)
(27)
Non-cash purchase accounting adjustments (37)
LTM 9/30/06 reported EBITDA $229

35 35
Pro Forma Capital Expenditures Overview
Pro Forma Capital Expenditures Overview
Total Capital Expenditures
Total Capital Expenditures
2004
2005
LTM 9/30/06
Maintenance $65 $79 $82
Discretionary
56 55 60
Total
$121 $134 $142
% of revenue 3.0% 2.9% 2.5%
Significant Discretionary Capital Expenditures
Significant Discretionary Capital Expenditures
Note:  Pro forma for Corus.
Key Project 2004
2005
LTM 9/30/06
CALP project Duffel $2 $1
Saginaw spec alloy facility 8 1
Morgantown landfill 4 2
Stuttgart facility 7 17
Air-Cap project Koblenz  35 14 $4
148” hot mill gearbox upgrade 7 2
Cold mill expansion Lewisport 1 10
Replacement press Vogt 7
Newport expansion 4
Plate program Duffel 7
Narrow width slitter Duffel 5
Bonn Benteler project
3
Total $56 $43 $42
($ in millions)

36 36
Conclusion
Conclusion
Aleris has exceeded expectations since Commonwealth/IMCO merger
Management continues to execute its strategy
Acquisitions executed at attractive multiples and successfully integrated
Corus Acquisition has provided diversification, additional synergies and business opportunities
Asia-Pacific strategy unfolding
Significant cash flow generation
Global platform well positioned for continued growth and profitability
Strong equity sponsorship from TPG supports continued growth
Strong equity sponsorship from TPG supports continued growth

Reconciliation of PF & Actual EBITDA and Adjusted EBITDA

($ in millions)

	For the years ended December 31,			For the twelve months ended			
	Pro forma 2004[(1)]	Actual 2005	Pro forma 2005[(2)]	Pro forma LTM 3/31/06[(2)]	Pro forma LTM 6/30/06[(2)]	Actual LTM 9/30/06	Pro forma LTM 9/30/06[(2)]
Net (loss)/income	($22.7)	$74.3	($22.3)	($3.4)	$70.6	$54.2	($6.0)
Interest expense (net)	43.8	40.3	219.0	218.4	219.3	64.1	221.5
Income taxes	7.5	0.4	(74.1)	(27.1)	21.5	31.6	(15.4)
Minority interests	0.2	0.5	0.5	0.6	0.7	0.8	0.8
Depreciation and amortization	55.6	55.0	162.6	162.6	163.7	78.6	163.4
EBITDA	$84.4	$170.5	$285.7	$351.1	$475.8	$229.3	$364.3
Unrealized (gains) losses on derivative financial instruments	(5.0)	18.6	29.4	(12.5)	(77.3)	15.3	(4.0)
Restructuring, merger related and executive separation costs	45.3	29.9	45.1	43.5	33.2	27.4	35.0
Losses on debt extinguishment	0.0	0.0	0.0	0.0	0.0	53.7	53.7
Realized gains on hedges associated with Corus Aluminum purchase price	0.0	0.0	0.0	0.0	0.0	(9.8)	(9.8)
Non-cash cost of sales impact of recording acquired assets at fair value	6.5	11.9	11.9	7.4	6.8	36.5	36.5
Expected cost savings associated with the closure of the Carson, California rolling mill	0.0	0.0	14.2	12.7	8.9	0.0	5.4
Impact of Ormet acquisition	0.0	0.0	21.7	16.2	10.7	0.0	5.3
Estimated Corus Aluminum synergies	0.0	0.0	25.0	25.0	25.0	0.0	25.0
Sponsor management fee	0.0	0.0	9.0	9.0	9.0	0.0	9.0
Adjusted EBITDA	$131.2	$230.9	$442.0	$452.4	$492.1	$352.4	$520.4

(1) Pro forma for Commonwealth/IMCO transaction.

(2) Pro forma for the 2005 Acquisitions, the Corus Acquisition and the TPG merger. Includes Corus synergies and the estimated full year impact of the Ormet acquisition.

44

Reconciliation of PF & Actual Segment EBITDA and Adjusted Segment EBITDA

($ in millions)

	For the years ended December 31,		For the twelve months ended		
	Pro forma 2004[1]	Pro forma 2005[2]	Pro forma LTM 3/31/06[2]	Pro forma LTM 6/30/06[2]	Pro forma LTM 9/30/06[2]
Global rolled and extruded products					
Segment Income	$63.1	$268.9	$268.0	$281.9	$264.8
Depreciation & amortization	24.2	124.7	124.5	124.7	123.1
Segment EBITDA	$87.3	$393.6	$392.5	$406.6	$387.9
Purchase accounting adjustment	6.5	11.9	7.4	6.8	36.5
Adjusted segment EBITDA	$93.8	$405.5	$399.9	$413.4	$424.4
Global recycling					
Segment Income	$46.1	$38.9	$46.2	$63.0	$74.3
Depreciation & amortization	22.4	31.8	33.0	32.8	35.6
Segment EBITDA	$68.5	$70.7	$79.2	$95.8	$109.9
Purchase accounting adjustment	-	-	-	-	-
Adjusted segment EBITDA	$68.5	$70.7	$79.2	$95.8	$109.9
Global zinc					
Segment Income	$12.0	$20.3	$30.1	$44.6	$54.0
Depreciation & amortization	3.6	3.2	3.0	2.9	2.9
Segment EBITDA	$15.6	$23.5	$33.1	$47.5	$56.9
Purchase accounting adjustment	-	-	-	-	-
Adjusted segment EBITDA	$15.6	$23.5	$33.1	$47.5	$56.9

(1) Pro forma for Commonwealth/IMCO transaction.
(2) Pro forma for the 2005 Acquisitions, the Corus Acquisition and the TPG merger. Includes Corus synergies and the estimated full year impact of the Ormet acquisition.

45